CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Jun. 30, 2013
ASSETS
Investment securities available-for-sale, amortized cost	$ 28,189	$ 77,067
Investment securities held-to-maturity, fair value	22,480	26,956
Mortgage-backed securities held-to-maturity, fair value	215,016	139,998
Net loans receivable, allowance for loan losses	$ 234	$ 307
STOCKHOLDERS' EQUITY
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, no par value per share	$ 0.00	$ 0.00
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	10,000,000	10,000,000
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares issued	3,805,636	3,805,636
Treasury stock, shares at cost	1,748,661	1,747,706